Investor Presentation Second Quarter 2026 Nasdaq: CARE

Forward-Looking Statement 2 This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and often are beyond the Company’s control. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Actual results may differ significantly from those expressed in or implied by these forward-looking statements. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements including, but not limited to the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s net interest margin, net interest income, funding costs and its deposit, loan and securities portfolios; inflation, market and monetary fluctuations; changes in trade policies, tariffs, monetary and fiscal policies and laws of the U.S. government and the related impacts on economic conditions and financial markets, and changes in policies of the Federal Reserve, FDIC and U.S. Department of the Treasury; changes in accounting policies, practices, or guidance, for example, our adoption of Current Expected Credit Losses (“CECL”) methodology, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes, including emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase cybersecurity threats; our ability to resolve our nonperforming assets and our ability to secure collateral on loans that have entered nonaccrual status due to loan maturities and failure to pay in full; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly commercial real estate (“CRE”) loans, and the potential impacts of changes in market conditions on the value of real estate collateral; increased delinquency and foreclosure rates on CRE loans; an insufficient allowance for credit losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other geopolitical conflicts or public health events (such as pandemics), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on macroeconomic conditions, the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including our relationship with regulators and any actions that may be initiated by our regulators; legislation affecting the financial services industry as a whole, and the Company and the Bank, in particular and changes impacting the rulemaking, supervision, examination and enforcement priorities of the federal banking agencies; the outcome of pending and future litigation and/or governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating acquired operations will be more difficult, disruptive or more costly than anticipated; the soundness of other financial institutions and any indirect exposure related to large bank failures and their impact on the broader market through other customers, suppliers and partners or that the conditions which resulted in the liquidity concerns with those failed banks may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships with; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, supply chain disruptions, slowdowns in economic growth, government shutdowns and geopolitical instability and tensions; significant weakening of the local economies in which we operate; changes in customer behaviors, including consumer spending, borrowing and saving habits; changes in deposit flows and loan demand; our failure to attract or retain key associates; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch acquisitions or the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events are expressed in or implied by a forward-looking statement may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update, revise or clarify any forward-looking statement to reflect developments occurring after the statement is made, except as required by law.

Table of Contents 3 SECTION 01 Overview 4-13 SECTION 02 Financial Highlights 14-27 SECTION 03 Asset Quality 28-34 SECTION 04 Deposit Mix 35-37 SECTION 05 Commercial Loans 38-47 SECTION 06 Non-GAAP Reconciliation 48-54

Overview SECTION 01

Company History

Focused on the future.

A well-capitalized franchise with momentum

1974 — Bank established de novo in 1974 as First National Bank of Rocky Mount, VA

2006 — Carter Bank & Trust charter established in 2006 with the merger of ten banks

2020 — Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust

2024 — Carter Bankshares, Inc. unveiled a new logo and a refreshed visual brand identity to reflect our revitalized focus

2026 — Carter Bank expands into South Carolina

Footprint

HQ
Martinsville, Virginia

–

63
Branches

–

10
Corporate Centers

Stats

$4.8B
Assets

–

$3.7B
Loans

–

$4.2B
Deposits

Corporate Highlights

Company completed the sale of its largest NPL relationship in 1Q2026

–

Sold Company's membership in Bearing Insurance Group, LLC in 2Q2026

–

Company executed a strategic repositioning of $139.4 million (18.7%) of the AFS securities portfolio, replacing securities with a 2.28% weighted average yield with $88.5 million of new investments yielding 5.27% in 2Q2026.

–

Opened regional loan office in Greenville, SC

–

Further enhanced capital and liquidity levels

–

Reinstated Quarterly Cash Dividend on April 22, 2026

–

YTD 2026 Loan Production of $370.6M of which 71.18% was funded at a weighted average rate of 6.18%. The YTD production was offset by $226.1M in commercial loan payoffs > $1M each.

Carter Bankshares, Inc.
As of June 30, 2026 5

Corporate Headquarters Regional Offices Branches Map Key 50 Total Branches in Virginia Total VA Deposits $3.6 billion 13 Total Branches in North Carolina Total NC Deposits $0.6 billion Regional Footprint VIRGINIA Charlotte Martinsville Raleigh Greensboro Lynchburg Charlottesville Roanoke N. CAROLINA S. CAROLINA Greenville Winston-Salem 1 Loan Production Office in South Carolina Mortgage Loan Offices Blacksburg Fredericksburg

Leadership Team 7 Loran Adams Executive Vice President Director of Regulatory Risk Management 43 years in Industry 9 years at the Bank Tami Buttrey Executive Vice President Chief Retail Banking Officer 43 years in Industry 7 years at the Bank Jane Ann Davis Executive Vice President Chief Administrative Officer 41 years in Industry 41 years at the Bank Tony Kallsen Senior Executive Vice President Chief Credit Risk Officer 35 years in Industry 8 years at the Bank Chrystal Parnell Executive Vice President Chief Marketing & Communications Officer 23 years in Industry 4 years at the Bank Matt Speare Senior Executive Vice President Chief Operations Officer 23 years in Industry 8 years at the Bank Rich Spiker Senior Executive Vice President Chief Lending Officer 36 years in Industry 7 years at the Bank Litz Van Dyke Chief Executive Officer 40 years in Industry 9 years at the Bank Bradford Langs President Chief Strategy Officer 40 years in Industry 9 years at the Bank Wendy Bell Senior Executive Vice President Chief Financial Officer 41 years in Industry 8 years at the Bank Kimberly Schaufenbuel Executive Vice President Chief Human Resources Officer 7 years in Industry <1 year at the Bank

As of Month XX, XXXX Rewarding Relationships 9 Regulators Customers Community Associates Investors Nurturing relationships and rewarding customers, associates, and shareholders. As of June 30, 2026

Corporate & Social Responsibility


Carter Bank

Associates turned out to support the RedHawks American Indian Educational and Cultural Awareness Council's Youth Powwow in Eden, NC, marking the bank's fourth consecutive year backing the event. The powwow spotlights Native American culture, drum music, and dance, with youth leading every part of the celebration. It was a meaningful opportunity for associates to engage with local youth and celebrate the region's cultural heritage.


WELCOME TO THE LIBRARY!
Carter Bank

Carter Bank contributed to the Blue Ridge Regional Library Foundation's "Build a Better Library Book by Book" campaign, supporting the expansion of the Bassett Branch Library from 6,000 to 10,000 square feet. The renovation will add a dedicated children's department, a 50-person community meeting room, and a drive-through checkout to better serve area residents. The expanded space will strengthen access to lifelong learning resources for families throughout the community.


Carter Bank
Carter Bank

The 2026 Art of Aging Expo, hosted by Partners in Aging in Fredericksburg, brings 200+ attendees together to learn about community resources available to them. The attendees, many of whom reside in local assisted living facilities, spent time with Carter Bank associates learning how to protect themselves against financial exploitation. Supporting this free community event underscores the bank's dedication to helping vulnerable populations stay informed and protected.

1,632
Volunteer Community Service Hours

47
Nonprofits Supported by Associates Serving on Boards & Committees

$439,731
Charitable Donations & Sponsorships to Nonprofits

55
Financial Education Classes Facilitated for 2,026 Students

Carter Bankshares, Inc.
As of June 30, 2026 10

As of Month XX, XXXX Investment Highlights Strong Financial Performance • Strong Liquidity & Capital Position • CET1 of 14.26% • ACL coverage of 1.48% • $1.8B of total available liquidity • 237.9% total available liquidity / uninsured deposits Attractive Markets & Customers • Well Positioned in Virginia & North Carolina including Fast Growing Markets such as Charlottesville, Charlotte, Greensboro, Roanoke, Raleigh and Winston-Salem. Executing Strategic Objectives • Investments in Human Capital, Brand & Culture, Technology, Loan & Deposit Diversification, Customer Experience, and Safety & Soundness should provide operational leverage and growth going forward Strong Financial PerformanceConservative Credit Culture • Strong Credit Position • 1.01% NPLs to Total Portfolio Loans • 1.09% NPAs to Total Portfolio Loans plus OREO • 146.88% Allowance for Credit Losses to NPLs • 0.07% Past Due Loans to Total Portfolio Loans • (0.82)% Net (Recoveries)/Charge-offs to YTD Avg Loans 11As of June 30, 2026

As of Month XX, XXXX Focused on the Future 12 We aspire to be a high-performing regional community bank with deep local relationships, differentiated expertise, and scalable capabilities across our markets. To achieve our long-term aspirations and deliver value to customers, associates, shareholders, and communities, the Bank will execute its strategy through three interconnected pillars: Invest, Enhance, and Expand, which are underpinned by Financial Performance and Operational Excellence. These pillars are designed to strengthen our foundational capabilities, elevate performance, and enable sustainable growth, all within a disciplined, measurable, and adaptable framework. We will invest in the people, infrastructure, technology, governance, and organizational capabilities needed to ensure sustainable growth, operational excellence, and long-term scalability. Invest Enhance Expand We will enhance operational performance and customer and associate experience through continuous improvement, optimization, innovation, collaboration, and service excellence. We will drive sustainable growth by expanding market presence, strengthening relationships, and growing consumer and business banking opportunities through strategic expansion, innovation, and customer-focused engagement. As of June 30, 2026

Safety & Soundness 13As of June 30, 2026 Capital Asset Quality Earnings 14.26% Common Equity Tier 1 Ratio (CET1) – 15.51% Total Risk-based Capital Ratio – 11.65% Leverage Ratio – $24.33 Book Value 0.07% Delinquency/Portfolio Loans – 1.01% NPL/Portfolio Loans – 1.48% ACL/Portfolio Loans – (0.82)% Net Recovery/Portfolio Loans (YTD) 4.75% Actual ROA (YTD)1 – 48.08% Actual ROE (YTD)2 – 3.24% NIM (FTE) (YTD)3 – 67.45% Adjusted Efficiency Ratio (YTD)3 $1.8B Total Liquidity Sources – 15.34% Highly Liquid Assets/Total Assets – 99.06% Highly Liquid Assets/Uninsured Deposits – 237.90% Total Available Liquidity/Uninsured Deposits Liquidity 1 YTD adjusted ROA = 0.84% 2 YTD adjusted ROE = 8.48% 3 Non-GAAP Financial Measure - see Non-GAAP reconciliation

Financial SECTION 02

Income Statement 15As of June 30, 2026 Operational Results 2Q 2026 1Q 2026 Q/Q Change $ 2Q 2025 Y/Y Change $ Net Interest Income $ 39,950 $ 35,934 $ 4,016 $ 32,359 $ 7,591 Provision (Recovery) for Credit Losses 2,010 (33,917) 35,927 (2,330) 4,340 Recovery for Unfunded Commitments (554) (218) (336) (335) (219) Noninterest Income2 28,730 70,974 (42,244) 4,908 23,822 Noninterest Expense 29,986 31,012 (1,026) 29,304 682 Income Tax Expense 8,327 24,274 (15,947) 2,118 6,209 Net Income $ 28,911 $ 85,757 $ (56,846) $ 8,510 $ 20,401 Adjusted Net Income1 $ 11,598 $ 8,629 $ 2,969 $ 9,312 $ 2,286 1Non-GAAP Financial measure - see Non-GAAP reconciliation 2During the second quarter of 2026 the Company recognized a $35.9M gain on the Insurance Transaction and $12.5M Losses on the sale of securities as a result of the Portfolio Repositioning and recognized a $65.0M gain on the Loan Sale Transaction during the first quarter of 2026. $4.0M / $7.6M Net Interest Income up Q/Q & Y/Y $2.0M / $(33.9)M / $(2.3)M Provision (Recovery) for Credit Losses 2Q26 / 1Q26 / 2Q25 $(42.2)M / $23.8M Noninterest Income down Q/Q & up Y/Y $(1.0)M / $0.7M Noninterest Expense down Q/Q & up Y/Y $(56.8)M / $20.4M Net Income down Q/Q & up Y/Y $3.0M / $2.3M Adjusted Net Income1 up Q/Q & Y/Y

Balance Sheet 16As of June 30, 2026 Balance Sheet Condition 2Q 2026 1Q 2026 Q/Q Change $ 2Q 2025 Y/Y Change $ Assets $ 4,801,883 $ 4,799,270 $ 2,613 $ 4,784,091 $ 17,792 Loans Held-for-Sale 467 341 126 246 221 Portfolio Loans 3,734,594 3,728,461 6,133 3,747,121 (12,527) Allowance for Credit Losses (55,170) (52,503) (2,667) (71,023) 15,853 Securities 640,302 662,127 (21,825) 755,212 (114,910) Deposits 4,197,556 4,235,250 (37,694) 4,222,239 (24,683) Borrowings — — — 113,500 (113,500) Shareholders' Equity $ 539,146 $ 504,902 $ 34,244 $ 405,635 $ 133,511 Portfolio Loans excluding Large NPL1 $ 3,508,398 $ 226,196 1Non-GAAP Financial measure - see Non-GAAP reconciliation $6.1M / $(12.5)M Loan Growth up Q/Q & down Y/Y $226.2M Loan Growth (Non-GAAP)1 up Y/Y $(37.7)M / $(24.7)M Deposits down Q/Q & Y/Y $(113.5)M Borrowings down Y/Y $34.2M / $133.5M Shareholders' Equity up Q/Q & Y/Y

Financial / Shareholder Ratios

Shareholder Ratios	2Q 2026	1Q 2026	Q/Q Change $	2Q 2025	Y/Y Change $
Diluted Earnings Per Share (QTD)	$ 1.31	$ 3.88	**$ (2.57)**	$ 0.37	**$ 0.94**
Adj. Diluted Earnings Per Share (QTD)	$ 0.53	$ 0.40	**$ 0.13**	$ 0.41	**$ 0.12**

Financial Ratios					
Return on Avg Assets (QTD)	2.39%	7.13%	**(4.74)%**	0.72%	**1.67%**
Adj. Return on Avg Assets (QTD)	0.96%	0.72%	**0.24%**	0.78%	**0.18%**
Return on Avg Shareholders' Equity (QTD)	22.01%	80.05%	**(58.04)%**	8.45%	**13.56%**
Adj. Return on Avg Shareholders' Equity (QTD)	8.83%	8.05%	**0.78%**	9.25%	**(0.42)%**
Net Interest Margin (FTE)(QTD)[1]	3.40%	3.08%	**0.32%**	2.82%	**0.58%**
Adjusted Efficiency Ratio (QTD)[1]	62.66%	72.66%	**(10.00)%**	75.55%	**(12.89)%**

Asset Quality Ratios					
NPL / Portfolio Loans	1.01%	0.64%	**0.37%**	6.69%	**(5.68)%**
NPA / Total Assets plus OREO	1.09%	0.73%	**0.36%**	6.73%	**(5.64)%**
ACL / Portfolio Loans	1.48%	1.41%	**0.07%**	1.90%	**(0.42)%**
Net Chg-offs / Portfolio Loans (QTD annualized)	(0.07)%	(1.55)%	**1.48%**	0.02%	**(0.09)%**

$(2.57) / $0.94
Diluted EPS down Q/Q & up Y/Y

$0.13 / $0.12
Adj. Diluted EPS[1] up Q/Q & Y/Y

0.96% / 0.72% / 0.78%
Adj. QTD ROA[1] 2Q26, 1Q26 & 2Q25

8.83% / 8.05% / 9.25%
Adj. QTD ROE[1] 2Q26, 1Q26 & 2Q25

3.40% / 3.08% / 2.82%
NIM (FTE) 2Q26, 1Q26 & 2Q25

62.66% / 72.66% / 75.55%
Adj Efficiency Ratio 2Q26, 1Q26 & 2Q25

1.01% / 0.64% / 6.69%
NPL / Portfolio Loans 2Q26, 1Q26 & 2Q25

1.48% / 1.41% / 1.90%
ACL to Portfolio Loans 2Q26, 1Q26 & 2Q25

(0.07)% / (1.55)% / 0.02%
Net (Recoveries) Chg-offs to Portfolio Loans (QTD annualized) 2Q26, 1Q26 & 2Q25

[1]Non-GAAP Financial measure - see Non-GAAP reconciliation

Carter Bankshares, Inc.
As of June 30, 2026 17

Financial Performance Trends 18As of June 30, 2026 Net Income, in thousands $50,118 $23,384 $24,523 $31,362 $46,519 2022 2023 2024 2025 2Q2026 Adjusted Efficiency Ratio 60.67% 72.54% 80.95% 76.05% 62.66% 2022 2023 2024 2025 2Q2026 ROA 1.21% 0.53% 0.54% 0.66% 2.39% 0.96% 2022 2023 2024 2025 2Q2026 TCE 7.82% 7.78% 8.25% 8.65% 11.23% 2022 2023 2024 2025 2Q2026 2 1 Adjusted Net Income (non-GAAP)2 and YTD annualized for the six months ended June 30, 2026 2 Non-GAAP Financial Measure - see Non-GAAP reconciliation 3 QTD ROA excludes the Sale of the Companies membership interest in Bearing Insurance Group LLC and security losses from the Portfolio Repositioning = 0.96%2 1, 2 3

Carter Bankshares Regulatory Well Capitalized Actual Excess ($) (In Thousands) Common Equity Tier 1 Ratio ("CET 1") 6.50% 14.26% $ 310,229 Tier 1 Risk-based Ratio 8.00% 14.26% 250,260 Total Risk-based Capital Ratio 10.00% 15.51% 220,366 Leverage Ratio 5.00% 11.65% 325,345 Critically Undercapitalized Category Tangible equity to total assets ≤ 2% Capital Conservation Buffer >= 2.5% composed of CET 1 Actual ($) 06/30/26 Cumulative AOCL Impact 06/30/26 Book Value per Common Share $ 24.33 $ (1.48) Adjusted Book Value1 $ 25.81 Capital Management 19As of June 30, 2026 • Focus on maintaining a strong regulatory capital position in excess of regulatory thresholds. • Ensure capital levels are commensurate with the Company's risk profile and strategic plan objectives. • On February 2, 2026, the Board authorized a repurchase program to purchase up to $10.0 million of the Company’s common stock in the aggregate over a period of twelve months beginning February 11, 2026. During both the three and six months ended June 30, 2026, the Company repurchased 108,601 shares of its common stock at a total cost of $2.9 and a weighted average cost per share of $26.50. REGULATORY CAPITAL 14.26% 15.51% 11.65% TIER 1 TOTAL LEVERAGE 1Non-GAAP Financial measure - see Non-GAAP reconciliation

(Dollars in Thousands) Minimum Required Basel III Well Capitalized 1 June 30, 2026 December 31, 2025 Amount Ratio Amount Ratio Carter Bankshares, Inc. Leverage Ratio 4.00 % NA $570,098 11.65% $459,735 9.43 % Common Equity Tier 1 (to Risk-weighted Assets) 7.00 % NA 570,098 14.26% 459,735 10.70 % Tier 1 Capital (to Risk-weighted Assets) 8.50 % NA 570,098 14.26% 459,735 10.70 % Total Capital (to Risk-weighted Assets) 10.50 % NA 620,164 15.51% 513,722 11.95 % Carter Bank & Trust Leverage Ratio 4.00% 5.00% $572,804 11.73% $437,670 9.01 % Common Equity Tier 1 (to Risk-weighted Assets) 7.00% 6.50% 572,804 14.34% 437,670 10.23 % Tier 1 Capital (to Risk-weighted Assets) 8.50% 8.00% 572,804 14.34% 437,670 10.23 % Total Capital (to Risk-weighted Assets) 10.50% 10.00% 622,810 15.60% 491,396 11.49 % Capital Management 20As of June 30, 2026 1Non-GAAP Financial measure - see Non-GAAP reconciliation

Liquidity

$1.8B

TOTAL AVAILABLE LIQUIDITY

Continue to maintain a strong liquidity position:

- Ongoing FHLB collateral pledging[1]
- Maintain four unsecured lines of credit
- Majority of bond portfolio is unpledged
- Available sources to leverage unpledged bonds
  - Federal Reserve Discount Window
  - Federal Home Loan Bank of Atlanta
  - Secured Federal Funds Lines

Strong coverage of uninsured deposits:

- Total available liquidity / uninsured deposits 237.9%

$ in thousands		June 30, 2026		December 31, 2025		Change
Cash and Due From Banks	$	41,101	$	36,935	$	4,166
Interest Bearing Deposits in Other Financial Institutions		167,427		12,134		155,293
Federal Reserve Bank Excess Reserves		68,007		56,094		11,913
FHLB Borrowing Availability[1]		879,466		609,392		270,074
Unsecured Lines of Credit		105,000		30,000		75,000
Collateralized Lines of Credit		—		45,000		(45,000)
Unpledged Investment Securities		500,568		402,220		98,348
Excess Pledged Securities		7,066		33,443		(26,377)
Total Liquidity Sources	**$**	**1,768,635**	**$**	**1,225,218**	**$**	**543,417**

[1]For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 30% of the Bank's assets approximating $1.4 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time.

Carter Bankshares, Inc.

As of June 30, 2026 21

Loan Composition

$ in thousands	For the Period Ending 06/30/2026	03/31/2026	06/30/2025	Variance Quarter	Year
CRE - Non-Owner Occupied	$ 1,575,976	$ 1,575,228	$ 1,565,039	$ 748	$ 10,937
CRE - Multifamily	394,829	391,980	354,471	2,849	40,358
CRE - Owner Occupied	172,557	160,720	81,256	11,837	91,301
Commercial and Industrial	262,432	245,455	221,880	16,977	40,552
Residential Mortgages	814,383	815,263	814,188	(880)	195
Other Consumer	25,154	26,264	27,991	(1,110)	(2,837)
Construction	489,263	513,551	443,573	(24,288)	45,690
Other[1]	—	—	238,723	—	(238,723)
Total Portfolio Loans[2]	**$ 3,734,594**	**$ 3,728,461**	**$ 3,747,121**	**$ 6,133**	**$ (12,527)**



Total Portfolio Loan Growth[3]
$3,149
$3,506
$3,625
$3,880
$3,735
11.98%
11.34%
3.39%
7.03%
6.45%[4]
YE 2022
YE 2023
YE 2024
YE 2025
Q2 2026
Portfolio Loans
Growth

- The successful resolution of our largest nonperforming credit relationship during the first quarter of 2026 reduced total portfolio loans by $209.5 million and contributed to a more favorable loan composition, including lower levels of nonperforming and higher risk loans.
- Excluding the large NPL relationship sold during the first quarter of 2026, total portfolio loans increased organically by $226.2M[4], or 6.45%[4] YoY.
- YTD 2026 Loan Production of $370.6M of which 71.18% was was funded at a weighted average rate of 6.18%. The YTD production was offset by $226.1M in commercial loan payoffs > $1M each.



Owner Occupied CRE 4%
Multifamily CRE 11%
C&I 7%
Non-Owner Occupied CRE 42%
Res Mtgs 22%
Construction 13%
Other Consumer 1%

[1] Other loans include unique risk attributes considered inconsistent with our current underwriting standards.
[2] Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C).
[3] $ in millions
[4] This is a Non-GAAP reconciliation for Loan Growth.

Carter Bankshares, Inc.
As of June 30, 2026 22

Loan Portfolio by Rate Type Fixed $1,552 42% Floating $784 21% Variable $1,399 37% Loan Portfolio Repricing & Index 2Q2026 23As of June 30, 2026 Loan Portfolio by Rate Index Type Fixed $1,552 42% SOFR $614 16% Prime $1,394 37% Treasury $175 5% $3.7B $3.7B 1Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once each month. 2Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. 3 $ in millions 3 3 3 3 3 3 3 1 2 3

Top Ten (10) Relationships (Total Commitment) 24As of June 30, 2026 For the Periods Ending Change % of Gross Loans % of RBC $ in thousands 6/30/2026 12/31/2025 1. Multifamily $ 58,475 $ 58,610 $ (135) 1.57% 9.43% 2. Retail & Office 53,637 54,838 (1,201) 1.44% 8.65% 3. Retail & Warehouse 47,725 38,656 9,069 1.28% 7.70% 4. Warehouse 47,120 47,969 (849) 1.26% 7.59% 5. Warehouse 44,991 46,687 (1,696) 1.20% 7.25% 6. Healthcare 44,779 44,779 — 1.20% 7.22% 7. Land & Self-Storage 44,625 47,392 (2,767) 1.19% 7.20% 8. Multifamily 44,504 44,842 (338) 1.19% 7.18% 9. Long-Term Care 43,618 46,199 (2,581) 1.17% 7.03% 10. Retail & Office 42,919 47,619 (4,700) 1.15% 6.92 % Top Ten (10) Relationships1 $ 472,393 $ 477,591 $ (5,198) 12.65% 76.17 % Total Gross Loans $ 3,735,061 $ 3,879,899 $ (144,838) % of Total Gross Loans 12.65% 12.31% 0.34 % Concentration (25% of Risk Based Capital ("RBC")) $ 155,041 $ 128,431 1 The table above reflects the removal of the Company’s largest nonperforming loan relationship as a result of the first quarter 2026 Transaction, resulting in a meaningful decline in borrower concentration. Prior to the Transaction the top 10 relationships to total gross loans at December 31, 2025 was 17.00%.

Bond Portfolio

$ in thousands	June 30, 2026 Amortized Cost	June 30, 2026 Net Unrealized (Losses)/ Gains	June 30, 2026 Fair Value	December 31, 2025 Amortized Cost	December 31, 2025 Net Unrealized (Losses)/ Gains	December 31, 2025 Fair Value
U.S. Government Agency Securities	$ 16,611	$ (458)	$ 16,153	$ 19,796	$ (421)	$ 19,375
Residential Mortgage-Backed Securities	68,943	(7,493)	61,450	83,918	(7,145)	76,773
Commercial Mortgage-Backed Securities	21,144	(234)	20,910	25,438	(316)	25,122
Other Commercial Mortgage-Backed Securities	22,419	(1,158)	21,261	25,297	(1,043)	24,254
Asset Backed Securities	111,816	(6,222)	105,594	100,643	(5,846)	94,797
Collateralized Mortgage Obligations	199,406	(6,867)	192,539	168,749	(6,929)	161,820
States and Political Subdivisions	182,729	(16,416)	166,313	262,275	(28,051)	234,224
Corporate Notes	59,250	(3,168)	56,082	59,250	(4,003)	55,247
Total Debt Securities	**$ 682,318**	**$ (42,016)**	**$ 640,302**	**$ 745,366**	**$ (53,754)**	**$ 691,612**

- The bond portfolio is 100% available-for-sale.
- Company executed a strategic repositioning of $139.4 million (18.7%) of the AFS securities portfolio, replacing securities with a 2.28% weighted average yield with $88.5 million of new investments yielding 5.27% in 2Q2026.
- Our portfolio consists of 48.0% of securities issued by United States government sponsored entities and carry an implicit government guarantee.
- States and political subdivisions comprise 26.0% of the portfolio and are largely general obligation or essential purpose revenue bonds, which have performed very well historically over all business cycles, and are rated AA and AAA.
- At June 30, 2026, the Company held 59.9% fixed rate and 40.1% floating rate securities.
- Securities comprise 13.3% of total assets at June 30, 2026.
- Shorter maturity profile with an average life of 6.13 years; less interest rate risk with an effective duration of 4.56; and higher than peer book yield of 3.60%



Muni 26%
SBA 4%
ABS 4%
Corporate 9%
CMO 30%
MBS 11%
CMBS 15%
Agencies 1%

Carter Bankshares, Inc.
As of June 30, 2026 25

Deposit Composition 26As of June 30, 2026 For the Period Ending Variance $ in thousands 06/30/2026 03/31/2026 06/30/2025 Quarter Year Lifetime Free Checking $ 655,482 $ 637,933 $ 635,192 $ 17,549 $ 20,290 Interest-Bearing Demand 866,759 871,398 805,013 (4,639) 61,746 Money Market 510,125 514,362 544,764 (4,237) (34,639) Savings 318,774 326,929 343,659 (8,155) (24,885) Certificates of Deposits 1,846,416 1,884,628 1,893,611 (38,212) (47,195) Total Deposits $ 4,197,556 $ 4,235,250 $ 4,222,239 $ (37,694) $ (24,683) • Total deposits decreased $24.7M YoY • Diversified and granular deposit base, approximately 79.1% Retail Customers • Approximately 82.3% of Deposits, including Collateralized Muni deposits are FDIC Insured • Partnership with IntraFi for available coverage over $250K FDIC insured limit CDs 44% Savings 7% DDA Int. Bearing 21% DDA Int. Free 16% MMA 12% Total Deposits Composition $3,633 $3,722 $4,153 $4,211 $4,198 $706 $685 $634 $620 $656 $2,927 $3,037 $3,519 $3,591 $3,542 Noninterest-bearing Deposits Interest-bearing Deposits YE 2022 YE 2023 YE 2024 YE 2025 Q2 2026 1 1 Period end balances at, $ in millions

As of Month XX, XXXX Past Present Future Deposit Mix - 12/31/2017 Deposit Mix - 06/30/2026 Deposit Mix - Target Deposits 27 Goal is to enhance and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial): •Deposits currently stand at $4.2B •CD Portfolio ($1.8B) is relatively short with 79.2% of the portfolio scheduled to mature within 12 months and 94.6% of the portfolio scheduled to mature within 24 months, allowing for opportunities to lower deposit costs quickly when short term rates begin to ease •Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds •Established product road map and working to expand deposit offerings for retail and commercial customers As of June 30, 2026 CDs 56% DDA - Int. Free 14% DDA - Int. Bearing 7% MMA 3% Savings 20% CDs 30% DDA - Int. Free 25% DDA - Int. Bearing 20% MMA 15% Savings 10% DDA - Int. Free 16% DDA - Int. Bearing 21% CDs 44% MMA 12% Savings 7%

Asset Quality SECTION 03

Asset Quality 29As of June 30, 2026 $229 $259 $ in millions 7 Percent of NPLs to Nonperforming Assets $7 $8 $7 $30 $38 $8 $2 $1 $— $3 96.8% 96.9% 87.7% NPLs Excluding "Other" OREO Large NPL "Other" Segment to Total NPAs YE 2022 YE 2023 YE 2024 YE 2025 2Q 2026 $— $5 $10 $15 $20 $25 $30 $35 $40 $45 —% 20% 40% 60% 80% 100% Nonperforming Loans / Total Portfolio Loans $3,149 $3,506 $3,625 $3,880 $3,735 310 259 244 38 3,142 3,196 3,366 3,636 3,697 0.21% 8.83% 7.15% 6.29% 1.01% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2022 YE 2023 YE 2024 YE 2025 Q2 2026 Delinquency / Portfolio Loans 5 6 5 3 3 $3,149 $3,506 $3,625 $3,880 $3,735 0.15% 0.17% 0.13% 0.08% 0.07% Delinquency Portfolio Loans Delinquency / Portfolio Loans YE 2022 YE 2023 YE 2024 YE 2025 Q2 2026 NPLs and "Other" NPL / Total NPLLoans $7 $8 $30 $38 24 22 14 4 5 5 2 4 3 97.54% 97.16% 87.72% CRE C&I Res Mort Other Consumer Construction "Other" NPL/Total NPL Loans YE 2022 YE 2023 YE 2024 YE 2025 2Q 2026 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 —% 20% 40% 60% 80% 100% 1 2 1 1 1 $7 1

Delinquency Trends 30As of June 30, 2026 Past Due Loans / Total Portfolio Loans 0.15% 0.17% 0.13% 0.08% 0.07% 0.08% 0.16% 0.13% 0.06% 0.07% 0.07% 0.01% —% 0.02% —% $4,837 $6,032 $4,828 $3,236 $2,611 30-59 Days PD 60-89 Days PD Total PD Amt YE 2022 YE 2023 YE 2024 YE 2025 Q2 2026 —% 0.05% 0.10% 0.15% 0.20% $— $2,000 $4,000 $6,000 $'s in thousands

Delinquency Trends 31 As of June 30, 2026 Delinquency Trends $2,611 0.1% $37,561 1.0% $3,694,422 98.9% 30-89 Days Past Due NPL Current June 30, 2026 $ in thousands Current 30-89 Days Past Due NPL Total Portfolio Loans Commercial Real Estate $ 2,121,800 $ — $ 21,562 $ 2,143,362 Commercial and Industrial 248,796 90 13,546 262,432 Residential Mortgages 810,101 2,337 1,945 814,383 Other Consumer 24,934 148 72 25,154 Construction 488,791 36 436 489,263 Total $ 3,694,422 $ 2,611 $ 37,561 $ 3,734,594

Nonperforming Relationships 32As of June 30, 2026 Nonaccrual Balance Change Comments $ in thousands 6/30/2026 12/31/2025 1. CRE $ 13,974 $ 14,321 $ (347) Office Building 2. C&I 13,444 — 13,444 Motor Vehicle Towing Co. 3. CRE 7,552 9,495 (1,943) Commercial Warehouse Property 4. Construction 402 — 402 Residential Mortgage Loan 5. Residential Mortgage 352 — 352 Residential Mortgage Loan 6. Other1 — 214,020 (214,020) Other 7. Residential Construction — 2,018 (2,018) Residential Mortgage Loan 8. Commercial & Industrial — 915 (915) Purchase Business Equipment Subtotal: Top 5 Nonaccrual Loans $ 35,724 $ 240,769 $ (205,045) Total Nonaccrual Loans $ 37,561 $ 243,982 $ (206,421) Top 5 Nonaccrual Loans / Total Nonaccrual Loans 95.11% 98.68% (3.57) % Total Portfolio Loans $ 3,734,594 $ 3,879,560 $ (144,966) Total Nonaccrual Loans / Total Portfolio Loans 1.01% 6.29% (5.28) % 1 Reflects the removal of the Company’s largest nonperforming loan relationship as a result of the first quarter 2026 Transaction, resulting in a meaningful decline in nonaccrual loans.

Loan Portfolio - Risk Ratings 33As of June 30, 2026 Portfolio Credit Quality Trend $3,149 $3,506 $3,625 $3,880 $3,735 $2,992 $3,192 $3,351 $3,617 $3,678 $142 $310 $267 $251 95.0% 91.1% 92.4% 93.2% 98.5% Pass Substandard Special Mention % of Pass to Total YE 2022 YE 2023 YE 2024 YE 2025 Q2 2026 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 15 4 7 Portfolio Credit Quality Trend $157 $314 $274 $263 $57$142 $310 $267 $251 $56 $15 $4 $12 97.5% 94.3% 86.7% Substandard Special Mention % of "Other " to Substandard YE 2022 YE 2023 YE 2024 YE 2025 Q2 2026 $— $120 $240 $360 $480 1 56 1 1 The Company placed $301.9 million of commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship during the second quarter of 2023, which was resolved and sold on March 26, 2026. $ in millions 12 $1 $7

Net Charge-offs & Provision Expense 34As of June 30, 2026 ACL Composition & ACL Coverage Ratio $93,852 $97,052 $75,600 $71,491 $55,170 $93,183 $42,738 $44,895 $51,534 $50,980 $669 $54,314 $30,705 $19,957 $4,190 2.98% 2.77% 2.09% 1.84% 1.48% General Reserves Individually Evaluated Loan Reserves ACL to Total Portfolio Loans YE 2022 YE 2023 YE 2024 YE 2025 Q2 2026 Net (Recoveries) / Charge-offs & Provision Expense $4,506 $2,300 $16,413 $472 $(15,586) $2,419 $5,500 $(5,039) $(3,637) $(31,907) 0.15% 0.07% 0.46% 0.01% (0.82)% Net Charge-offs Provision Expense Net Charge-offs / Average Loans YE 2022 YE 2023 YE 2024 YE 2025 YTD Q2 2026 $(35,000) $(30,000) $(25,000) $(20,000) $(15,000) $(10,000) $(5,000) $— $5,000 $10,000 $15,000 $20,000 1 3 3 1 The individually evaluated loans increased $53.6 million during the second quarter of 2023 due to our largest lending relationship, that was previously reserved in general reserves within the Other segment, moved to nonperforming status and is currently individually evaluated. 2 YTD Net charge-offs for YE 2024 consist of a $15.0 million principal charge-off related to the Other segment of the loan portfolio. The full $15.0 million has been recovered during the first quarter of 2026. 3 The change in provision relates to the $15.0 million recovery and the $18.0 million reserve release as a result of the resolution of the Bank's largest nonperforming loan relationship. $ in thousands $ in thousands 2 2 3

Deposit Mix SECTION 04

Deposits 36As of June 30, 2026 Total Deposit Composition $3,633 $3,722 $4,153 $4,211 $4,198 $706 $685 $634 $621 $656 $2,927 $3,037 $3,519 $3,590 $3,542 Noninterest-bearing deposits Interest-bearing deposits YE 2022 YE 2023 YE 2024 YE 2025 Q2 2026 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Insured/Uninsured Deposits $743.4 17.7% $180.8 4.3% $3,273.3 78.0% Uninsured Deposits Collateralized Muni Insured Deposits • Well-diversified deposit base of 114,790 customers – average commercial deposit account balance is $48.9K – average retail deposit account balance is $17.1K • Deposit mix of 79.1% Consumer / 20.9% Business • Partnership with IntraFi for available coverage over $250K FDIC insured limit. 1 2 1 Period end balances, $ in millions 2Collateralized Muni deposits are FDIC insured up to $250,000. All balances in excess of $250,000 are fully collateralized with eligible securities

Total Deposits and Cost of Deposits $4,203 $4,233 $4,232 $4,243 $4,263 628 628 630 633 654 3,575 3,605 3,602 3,610 3,609 2.30% 2.25% 2.16% 2.06% 2.01% Noninterest-bearing Deposits Interest-bearing Demand Deposits Total Cost of Deposits Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Net Interest Income & NIM 0.50% 1.73% 2.41% 2.18% 1.91% 4.01% 4.60% 4.99% 5.01% 5.15% 3.51% 2.87% 2.58% 2.83% 3.24% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2022 YE 2023 YE 2024 YE 2025 YTD Q2 2026 Net Interest Income 37As of June 30, 2026 $252 Avg. Earning Assets & Yield $4,024 $4,294 $4,459 $4,645 $4,742 4.01% 4.60% 4.99% 5.01% 5.15% Avg. Earning Assets Yield on Earning Assets YE 2022 YE 2023 YE 2024 YE 2025 YTD Q2 2026 3.90% 4.20% 4.50% 4.80% 5.10% 5.40% Avg. Interest-Bearing Liabilities & Costs $3,044 $3,321 $3,509 $3,704 $3,700 0.67% 2.23% 3.06% 2.74% 2.44% Avg. Interest-Bearing Liabilities Cost YE 2022 YE 2023 YE 2024 YE 2025 YTD Q2 2026 1 Average balances, $ in millions 2 Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds. 3 Computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2022 through 2026. 1 2 3

Commercial Loans SECTION 05

CRE Segment Overview 39As of June 30, 2026 Total CRE: $2,676.9 1 Other CRE & Other Commercial Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities & Auto Shops 2 Includes restaurant loans of $36.7 million 2 2 1 1

Hospitality Metrics 40As of June 30, 2026 $252 • Total portfolio balance $311.4M • Geographic diversification (see map) • Mean loan size in portfolio $6.0M1 • Median of loans in portfolio $4.1M1 • The largest loan in portfolio $20.0M1 • 22.60% are under construction1 • Top 10 borrowers make up 38.89% of the total hospitality commitment1 • No delinquent loans in the hospitality portfolio1 • There are 0.01%* loans in the hospitality portfolio that are adversely classified or NPL1 • 92.64% of hospitality portfolio is funded1 4.53 RISK RATING LTV DEBT/KEY 51.8% $108K AVERAGE *Relates to the Company's largest lending relationship. 1Commitment Level

Hospitality Metrics 41As of June 30, 2026 $ in thousands Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $ 126,507 40.6% $ 170,011 54.7% $ 7,442 $ 112 IHG 65,726 21.1% 65,726 44.5% 5,477 72 Marriott 48,708 15.7% 65,391 56.4% 8,118 133 Independent 25,234 8.1% 25,234 50.9% 4,206 220 Wyndham 21,686 7.0% 21,686 54.9% 2,169 38 Radisson 9,904 3.2% 9,904 47.3% 2,476 34 Best Western 5,072 1.6% 5,072 38.2% 1,691 18 Choice 4,453 1.4% 4,453 42.3% 1,484 25 Upscale Independent/Boutique 4,076 1.3% 4,075 — % 4,076 204 Hospitality Totals $ 311,366 100.0% $ 371,552 51.8% $ 4,126 $ 108 Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $ 233,028 74.8% $ 273,581 51.1% $ 5,826 $ 115 South Carolina 32,879 10.6% 42,621 57.2% 4,110 74 Virginia 31,911 10.3% 41,803 53.1% 3,191 119 Georgia 9,746 3.1% 9,745 51.5% 4,873 57 West Virginia 3,802 1.2% 3,802 27.6% 1,901 26 Hospitality Totals $ 311,366 100.0% $ 371,552 51.8% $ 3,980 $ 108

Multifamily Metrics 42As of June 30, 2026 $252 • Total portfolio balance $442.4M • Geographic diversification (see map) • Mean loan size in portfolio $4.1M1 • Median of loans in portfolio $6.5M1 • The largest loan in portfolio $26.0M1 • 35.14% are under construction1 • Top 10 borrowers make up 50.39% of the total multifamily commitment1 • No loans in the portfolio are delinquent1 • There are no loans in the portfolio that are considered NPL1 • 3.89% of the portfolio is considered adversely classified1 • 91.92% of portfolio is funded1 4.82 RISK RATING LTV DEBT/DOOR 49.5% $120 AVERAGE 1 Commitment Level

Multifamily Metrics 43As of June 30, 2026 $252 Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily $ 379,731 85.8% $ 482,888 49.2% $ 5,202 $ 120 Student 48,460 11.0% 48,460 56.4% 6,381 149 Participations in Affordable Housing 14,163 3.2% 14,163 35.0% 301 27 Other1 — — % 25 — % — — Multifamily Totals $ 442,354 100.0% $ 545,536 49.5% $ 2,971 $ 120 Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily North Carolina $ 195,955 44.3% $ 282,941 49.5% $ 3,379 $ 138 Virginia 154,686 35.0% 157,877 48.3% 3,867 78 South Carolina 43,253 9.8% 56,258 46.6% 1,881 126 Student Housing Virginia 45,729 10.3% 45,729 56.7% 5,716 157 North Carolina 2,731 0.6% 2,731 51.4% 1,365 16 Multifamily Totals $ 442,354 100.0% $ 545,536 49.5% $ 3,242 $ 120 $ in thousands  1 The Other category consists of multifamily properties for which we do not have the data.

Retail Metrics 44As of June 30, 2026 $252 4.37 RISK RATING LTV DEBT/SQ FT 23.4% $148 AVERAGE • Total portfolio balance $529.0M** • Geographic diversification (see map) • Mean loan size in portfolio $3.0M1 • Median of loans in portfolio $1.4M1 • The largest loan in portfolio $27M1 • 10.01% are under construction1 • Top 10 borrowers make up 40.41% of the total retail commitment1 • There are no delinquent loans in the portfolio • Less than 0.01% of this portfolio are considered adversely classified1 • Less than 0.01% are in NPL status1 • 93.53% of retail portfolio is funded1 ** Excludes restaurant loans of $36.7 million 1 Commitment Level

Retail Metrics 45As of June 30, 2026 $252 Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Anchored Strip Centers $ 251,750 47.6% $ 269,346 25.8% $ 4,750 $ 130 Unanchored Strip Centers 153,461 29.0% 171,417 30.2% 2,398 166 Outparcels/Single Tenant 86,570 16.4% 94,289 13.6% 1,353 187 Power Centers2 33,755 6.4% 34,416 0.9% 8,439 94 Big Box 3,445 0.6% 3,445 — % 1,148 45 Retail Totals1 $ 528,981 100.0% $ 572,913 23.4% $ 3,617 $ 148 Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size North Carolina $ 320,123 60.5% $ 356,877 22.8% $ 3,078 Virginia 113,424 21.4% 114,730 21.2% 1,922 South Carolina 38,991 7.4% 44,863 37.7% 2,599 Georgia 20,078 3.8% 20,078 16.4% 5,019 Maryland 15,098 2.9% 15,098 53.7% 7,549 Ohio 10,313 1.9% 10,313 — % 10,313 Florida 9,443 1.8% 9,443 — % 9,443 Tennessee 1,170 0.2% 1,170 — % 1,170 West Virginia 341 0.1% 341 — % 340 Retail Totals1 $ 528,981 100.0% $ 572,913 23.4% $ 4,604 $ in thousands 1 Excludes restaurant loans of $36.7 million 2 A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores.

Office Metrics 46As of June 30, 2026 $252 • Total portfolio balance $205.8M • Geographic diversification (see map) • Mean loan size in portfolio $1.9M1 • Median of loans in portfolio $517K1 • The largest loan in portfolio $23.0M1 • 8.37% are under construction1 • Top 10 borrowers make up 51.18% of the total office commitment1 • There are no delinquent loans in this portfolio • 6.00% of loans are primarily rated special mention1 • 5.79% are in NPL status1 • 91.48% of office portfolio is funded1 4.64 RISK RATING DEBT/SQ FT $139 AVERAGE 1 Commitment Level

Office Metrics 47As of June 30, 2026 $ in thousands $252 Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment General Office Space $ 104,521 50.8% $ 110,333 $ 1,515 $ 153 Medical Offices 43,936 21.3% 45,707 1,997 111 Daycare Offices 27,242 13.2% 32,812 2,724 216 Government Offices 20,728 10.1% 20,728 6,909 70 Veterinary Offices 8,146 4.0% 15,539 429 110 Education Offices 883 0.4% 15,750 442 97 Law Offices 380 0.2% 380 95 37 Office Totals 205,836 100.0% 241,249 2,016 139 Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Virginia $ 86,519 42.0% $ 88,950 $ 1,881 $ 108 North Carolina 59,838 29.1% 84,156 1,088 149 South Carolina 42,090 20.5% 46,951 6,013 185 Georgia 4,476 2.2% 8,279 746 156 Maryland 6,496 3.2% 6,496 6,496 119 Ohio 1,838 0.9% 1,838 919 102 Connecticut 1,119 0.5% 1,119 559 88 Michigan 1,112 0.5% 1,112 371 94 Vermont 888 0.4% 888 444 158 Illinois 502 0.2% 502 502 125 Maine 355 0.2% 355 355 149 Kentucky 222 0.1% 222 222 71 Florida 191 0.1% 191 191 73 Tennessee 190 0.1% 190 190 52 Office Totals $ 205,836 100.0% $ 241,249 $ 1,427 $ 139

Non-GAAP Reconciliation SECTION 06

Non-GAAP Statement 49As of June 30, 2026 Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, the adjusted return on average assets, adjusted return on average shareholders' equity, adjusted efficiency ratio, the adjusted book value and net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, adjusted net income and adjusted earnings per common share (diluted) which are non-GAAP financial measures. Management believes the adjusted return on average assets, adjusted return on average shareholders' equity, adjusted efficiency ratio, the adjusted book value and net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, adjusted net income and adjusted earnings per common share (diluted) provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

Non-GAAP Reconciliation 50As of June 30, 2026 $252 The adjusted book value ratio excludes accumulated other comprehensive loss ("AOCL") and adds back the other segment reserve release, net of tax. The Company believes this adjusted measure enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCL, which are uncertain and difficult to predict, or assuming that the Company realized all the previously unrealized losses on available-for-sale securities at the end of the period. Quarter-to-Date Adjusted Book Value (Non-GAAP) Q2 2026 (Dollars in Thousands) Adjusted Book Value (Non-GAAP) Total Shareholders' Equity $ 539,146 Add back: AOCL (32,938) Total Shareholders' Equity, excluding AOCL (Non-GAAP) $ 572,084 Common Shares Outstanding, at End of Period 22,162,213 Book Value (GAAP) $ 24.33 Adjusted Book Value (Non-GAAP) $ 25.81

Non-GAAP Reconciliation

Adjusted Return on Average Assets (ROA) (Non-GAAP)	Quarter-to-Date Q2 2026	Q1 2026	Q2 2025	Year-to-Date June 30, 2026	June 30, 2025
(Dollars in Thousands)					
Adjusted Net Income (Non-GAAP)*	$ 11,598	$ 8,629	$ 9,312	$ 20,227	$ 16,554
Adjusted Net Income (Non-GAAP) (YTD annualized)	46,519	34,995	37,351	40,789	33,382
Average Assets	$ 4,857,022	$ 4,878,272	$ 4,760,938	$ 4,867,589	$ 4,718,639
Adjusted ROA (Non-GAAP)	**0.96%**	**0.72%**	**0.78%**	**0.84%**	**0.71%**

Adjusted Return on Average Shareholders' Equity (ROE) (Non-GAAP)	Quarter-to-Date Q2 2026	Q1 2026	Q2 2025	Year-to-Date June 30, 2026	June 30, 2025
(Dollars in Thousands)					
Adjusted Net Income (Non-GAAP)*	$ 11,598	$ 8,629	$ 9,312	$ 20,227	$ 16,554
Adjusted Net Income (Non-GAAP) (YTD annualized)	46,519	34,995	37,351	40,789	33,382
Average Shareholders' Equity	$ 526,910	$ 434,472	$ 403,840	$ 480,946	$ 397,707
Adjusted ROE (Non-GAAP)	**8.83%**	**8.05%**	**9.25%**	**8.48%**	**8.39%**

[4]Loan Growth (Non-GAAP)	Year-to-Date June 30, 2026	June 30, 2025
(Dollars in Thousands)		
Portfolio Loans	$ 3,734,594	$ 3,747,121
Less: Loans Related to the Transaction		(238,723)
Adjusted Loans (Non-GAAP)		$ 3,508,398
Loan Growth (Non-GAAP) $	**$ 226,196**	
Portfolio Loan Growth (GAAP)	**(0.33)%**	
Loan Growth (Non-GAAP) %	**6.45%**	

*See Non-GAAP reconciliation for adjusted net income, slide 53.

Carter Bankshares, Inc.
As of June 30, 2026 51

Non-GAAP Reconciliation

Net interest income (FTE) (non-GAAP) and total interest and dividend income (FTE) (non-GAAP), which are used in computing net interest margin (FTE) (non-GAAP), and adjusted efficiency ratio (non-GAAP), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components.

	Quarter-to-Date			Year-to-Date	
Adjusted Net Interest Income (FTE) (Non-GAAP)	**Q2 2026**	**Q1 2026**	**Q2 2025**	**06/30/26**	**06/30/25**
(Dollars in Thousands)					
Interest Income (FTE) (Non-GAAP)					
Interest and Dividend Income (GAAP)	$ 61,491	$ 59,185	$ 57,747	$ 120,676	$ 113,754
Tax Equivalent Adjustment [3]	237	154	171	391	349
Interest and Dividend Income (FTE) (Non-GAAP)	**61,728**	**59,339**	**57,918**	**121,067**	**114,103**
Average Earning Assets	$ 4,736,054	$ 4,748,330	$ 4,634,635	$ 4,742,159	$ 4,594,591
Yield on Interest-earning Assets (GAAP)	**5.21%**	**5.05%**	**5.00%**	**5.13%**	**4.99%**
Yield on Interest-earning Assets (FTE) (Non-GAAP)	**5.23%**	**5.07%**	**5.01%**	**5.15%**	**5.01%**
Net Interest Income (GAAP)	$ 39,950	$ 35,934	$ 32,359	$ 75,884	$ 62,497
Tax Equivalent Adjustment [3]	237	154	171	391	349
Net Interest Income (FTE) (Non-GAAP)	**40,187**	**36,088**	**32,530**	**76,275**	**62,846**
Average Earning Assets	$ 4,736,054	$ 4,748,330	$ 4,634,635	$ 4,742,159	$ 4,594,591
Net Interest Margin (GAAP)	**3.38%**	**3.07%**	**2.80%**	**3.23%**	**2.74%**
Net Interest Margin (FTE) (Non-GAAP)	**3.40%**	**3.08%**	**2.82%**	**3.24%**	**2.76%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2026 and 2025 periods.

Carter Bankshares, Inc.
As of June 30, 2026 52

Non-GAAP Reconciliation

Net interest income (FTE) (non-GAAP) and total interest and dividend income (FTE) (non-GAAP), which are used in computing net interest margin (FTE) (non-GAAP), and adjusted efficiency ratio (non-GAAP), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The adjusted efficiency ratio (non-GAAP) excludes losses on sales and write-downs of branch premises, net, losses on sales and write-downs of OREO, net, 1035 exchange fee on BOLI, acquisition costs, severance pay, contingent liability, the losses (gains) on sales of securities, net, equity security unrealized fair value loss (gain), gain on BOLI death benefit, gain on the Insurance Transaction and gain on the Loan Sale Transaction and FHLB early prepayment credit. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the combined economic results of the Company's operations.

	Quarter-to-Date			Year-to-Date	
Adjusted Efficiency Ratio (Non-GAAP)	**Q2 2026**	**Q1 2026**	**Q2 2025**	**06/30/26**	**06/30/25**
(Dollars in Thousands)					
Noninterest Expense	**$ 29,986**	**$ 31,012**	**$ 29,304**	**$ 60,998**	**$ 57,346**
Less: Losses on sales and write-downs of Branch Premises, net	(105)	(1)	(60)	(106)	(57)
Less: Losses on Sales and write-downs of OREO, net	(1,326)	(569)	(262)	(1,895)	(343)
Less: 1035 Exchange fee on BOLI	—	—	(252)	—	(527)
Less: Acquisition Costs	—	—	(386)	—	(386)
Less: Severance Pay	—	—	(40)	—	(40)
Less: Contingent Liability	—	—	(38)	—	(38)
Adjusted Noninterest Expense (Non-GAAP)	**28,555**	**30,442**	**28,266**	**58,997**	**55,955**
Net Interest Income	**$ 39,950**	**$ 35,934**	**$ 32,359**	**$ 75,884**	**$ 62,497**
Plus: Taxable Equivalent Adjustment[3]	237	154	171	391	349
Net Interest Income (FTE) (Non-GAAP)	**40,187**	**36,088**	**32,530**	**76,275**	**62,846**
Less: Losses (Gains) on Sales of Securities, net	12,531	(80)	—	12,451	—
Less: Equity Security Unrealized Fair Value Loss (Gain)	71	45	(22)	116	(159)
Gain on BOLI death benefit[5]	—	—	—	—	(1,882)
Less: Gain on the Insurance Transaction	(35,949)	—	—	(35,949)	—
Less: Gain on the Loan Sale Transaction	—	(65,000)	—	(65,000)	—
Less: FHLB Early Prepayment Credit	—	(130)	—	(130)	—
Plus: Noninterest Income	28,730	70,974	4,908	99,704	11,809
Net Interest Income (FTE) (Non-GAAP) plus Adjusted Noninterest Income	**45,570**	**41,897**	**37,416**	**87,467**	**72,614**
Efficiency Ratio (GAAP)	**43.66%**	**29.01%**	**78.63%**	**34.74%**	**77.18%**
Adjusted Efficiency Ratio (Non-GAAP)	**62.66%**	**72.66%**	**75.55%**	**67.45%**	**77.06%**

Carter Bankshares, Inc.

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2026 and 2025 periods.
[5] The gain on BOLI death benefit is tax-exempt.

53

Non-GAAP Reconciliation

The adjusted net income (FTE) (non-GAAP) excludes the gain on sale of membership interest and the gain on the Transaction, specific reserves released related to the loan sale transaction, recovery related to the loan sale transaction, losses (gains) on sales of securities, net, equity security unrealized fair value loss (gain), losses on sales and write-downs of bank premises, net, losses on sales and write-downs of OREO, net, 1035 exchange fee on BOLI, acquisition costs, gain on BOLI death benefit, FHLB early prepayment credit, severance pay and contingent liability. These exclusions are deleted to calculated the adjusted earnings per common share (diluted) (Non-GAAP). The Company believes these adjusted measure provides investors with important information about the results of the Company's operations.

	Quarter-to-Date			Year-to-Date	
Adjusted Net Income and EPS (Non-GAAP)	**Q2 2026**	**Q1 2026**	**Q2 2025**	**6/30/2026**	**6/30/2025**
(Dollars in Thousands)					
Net Income	**$ 28,911**	**$ 85,757**	**$ 8,510**	**$ 114,668**	**$ 17,463**
Less: Gain on the Insurance Transaction	(35,949)	—	—	(35,949)	—
Less: Gain on the Loan Sale Transaction	—	(65,000)	—	(65,000)	—
Specific Reserves Released Related to the Loan Sale Transaction	—	(18,035)	—	(18,035)	—
Net Recoveries Related to the Loan Sale Transaction	—	(15,000)	—	(15,000)	—
Gains on Sales of Securities, net	12,531	(80)	—	12,451	—
Equity Security Unrealized Fair Value Loss (Gain)	71	45	(22)	116	(159)
Losses (Gains) on Sales and Write-downs of Bank Premises, net	105	1	60	106	57
Losses (Gains) on Sales and Write-downs of OREO, net	1,326	569	262	1,895	343
1035 Exchange fee on BOLI	—	—	252	—	527
Acquisition Costs	—	—	386	—	386
Gain on BOLI death benefit	—	—	—	—	(1,882)
Less: FHLB Early Prepayment Credit	—	(130)	—	(130)	—
Severance Pay	—	—	40	—	40
Contingent Liability	—	—	38	—	38
Total Tax Effect	4,603	20,502	(214)	25,105	(259)
Adjusted Net Income (Non-GAAP)	**$ 11,598**	**$ 8,629**	**$ 9,312**	**$ 20,227**	**$ 16,554**
Average Shares Outstanding - diluted	21,839	21,847	22,806	21,842	22,839
Adjusted Earnings Per Common Share (diluted) (Non-GAAP)	**$ 0.53**	**$ 0.40**	**$ 0.41**	**$ 0.93**	**$ 0.72**

Carter Bankshares, Inc.

54